                                                                   Exhibit 99.3

                        Liberty Financial Companies, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
               Sale of the Annuity and Asset Management Businesses
                      Nine Months Ended September 30, 2001
                      ($ in millions, except per share data)

                                                                                         Historical
                                                                                         Annuity and
                                                                  Historical          Asset Management      Pro Forma
                                                                     LFC                 Businesses        Adjustments
                                                            -----------------  --------------------     ----------------
     Investment income                                               $ 670.5              $ (670.5)
     Interest credited to policyholders                               (449.9)                449.9
                                                            -----------------  --------------------     ----------------
     Investment spread                                                 220.6                (220.6)
     Net derivative loss                                                (1.5)                  1.8
     Net realized investment gains (losses)                            (58.4)                 52.9
     Net change in unrealized and undistributed gains
       in private equity partnerships                                  (17.1)                 17.1

     Fee Income:
     Investment advisory and administrative fees                       219.4                (219.4)
     Distribution and service fees                                      41.9                 (41.9)
     Transfer agency fees                                               36.3                 (36.3)
     Surrender charges and net commissions                              25.1                 (25.1)
     Separate account fees                                              39.6                 (39.6)
                                                            -----------------  --------------------     ----------------
        Total fee income                                               362.3                (362.3)

     Expenses:
     Operating expenses                                               (303.5)                286.4
     Restructuring                                                       0.5                  (0.8)
     Strategic review expenses                                         (91.2)                 29.4               $ 20.7 (3)
     Amortization of deferred policy acquisition costs                 (87.8)                 87.8
     Amortization of deferred distribution costs                       (37.4)                 37.4
     Amortization of intangible assets                                 (25.6)                 25.3
     Interest (expense)/income, net                                    (30.5)                                      37.5 (5)(6)
                                                            -----------------  --------------------     ----------------
        Total expenses                                                (575.5)                465.5                 58.2

     Pretax income (loss)                                              (69.6)                (45.6)                58.2

     Income tax benefit                                                 27.0                   3.3                (23.3)(3)(5)(6)
                                                            -----------------  --------------------     ----------------
     Income (loss) before cumulative effect of
        accounting changes                                           $ (42.6)              $ (42.3)              $ 34.9
                                                            =================  ====================     ================
     Income (loss) before cumulative effect of
     accounting changes - basic                                      $ (0.89)
     (weighted average shares - 48,653,911)                 =======================

     Income (loss) before cumulative effect of                       $ (0.85)
     accounting changes  - diluted                          =======================
     (weighted average shares - 50,103,055)

                                                                    Pro Forma
                                                                       LFC
                                                            --------------------------
     Investment income
     Interest credited to policyholders
                                                            --------------------------
     Investment spread
     Net derivative loss                                       $                  0.3
     Net realized investment gains (losses)                                      (5.5)
     Net change in unrealized and undistributed gains
       in private equity partnerships

     Fee Income:
     Investment advisory and administrative fees
     Distribution and service fees
     Transfer agency fees
     Surrender charges and net commissions
     Separate account fees
                                                            --------------------------
        Total fee income

     Expenses:
     Operating expenses                                                         (17.1)
     Restructuring                                                               (0.3)
     Strategic review expenses                                                  (41.1)
     Amortization of deferred policy acquisition costs
     Amortization of deferred distribution costs
     Amortization of intangible assets                                           (0.3)
     Interest (expense)/income, net                                               7.0
                                                            --------------------------
        Total expenses                                                          (51.8)

     Pretax income (loss)                                                       (57.0)

     Income tax benefit                                                           7.0
                                                            --------------------------
     Income (loss) before cumulative effect of
        accounting changes                                                    $ (50.0)
                                                            ==========================
     Income (loss) before cumulative effect of
     accounting changes - basic                                               $ (1.03)
     (weighted average shares - 48,653,911)                 ==========================

     Income (loss) before cumulative effect of                                $ (1.00)
     accounting changes - diluted                           ==========================
     (weighted average shares - 50,103,055)

       The accompanying notes at Exhibit 99.4 are an integral part of the unaudited pro forma condensed consolidated financial statements.